UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2025

HORIZON SPACE ACQUISITION I CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41578	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1412 Broadway, 21st Floor, Suite 21V New York, NY 10018
(Address of principal executive offices)

(646) 257-5537

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, one redeemable Warrant to acquire one Ordinary Share, and one Right to acquire one-tenth of one Ordinary Share	HSPOU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	HSPO	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	HSPOW	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Ordinary Share	HSPOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 3, 2025, Horizon Space Acquisition I Corp. (the “Company,” “we” or “our”) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the Company’s decision to voluntarily delist its ordinary shares, units, warrants, and rights from the Nasdaq Capital Market. The Company’s ordinary shares, units, warrants, and rights will be suspended from trading on the Nasdaq Capital Market prior to market open on December 12, 2025, and will commence trading on the over-the-counter markets operated by OTC Markets Group Inc. (the “OTC”) on the same day. The Company will file a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) on December 12, 2025. Following the Nasdaq delisting, the Company’s ordinary shares, rights and warrants will be quoted on the OTCQB and its units will be quoted on the OTCID. New ticker symbols will be assigned to the Company upon its OTC transition.

Under Nasdaq Rule IM-5101-2, the Company will be subject to immediate suspension from listing upon reaching the 36-month deadline to complete a business combination, which occurs on December 21, 2025 (36 months from the effectiveness of the Company's IPO registration statement on December 21, 2022). While the Company has extended its deadline through April 27, 2026, pursuant to its Amended and Restated Memorandum and Articles of Association, the Nasdaq rule requires completion within 36 months regardless of charter provisions. As previously disclosed in the Company’s current report on Form 8-K dated October 3, 2025, the Company and Squirrel Enlivened Technology Co., Ltd mutually terminated the business combination agreement on October 3, 2025. The management and sponsor remain committed in completing a business combination and are actively searching for a suitable alternative target; however, it is reasonably expected that the Company could not be able to complete its initial business combination by December 21, 2025.

In addition to the forgoing, following the redemptions in connection with the Company’s extraordinary general meeting held on October 27, 2025, the Company currently has a total of 2,404,234 ordinary shares issued and outstanding, including 93,484 public shares, 1,725,000 founder shares, 385,750 ordinary shares included in the private units and 200,000 representative shares.  Under the market value of listed securities standard, the market value of the Company’s listed securities has fallen below the minimum $35,000,000 required for continued listing as set forth in Nasdaq Listing Rule 5550(b)(2). Relevantly, it has also fallen below the minimum of 300 public holders for its securities, 500,000 publicly held shares and $1 million market value of publicly held securities for continued listing as set forth in Nasdaq Listing Rule 5550(a)(3), (4) and (5) respectively.

After careful consideration, the Company’s Board of Directors (the “Board”) has unanimously determined it is in the overall best interests of the Company to delist its securities from Nasdaq. The Board’s decision was based on careful review of several factors, including the likely inability of the Company to regain compliance with the relevant Nasdaq listing rules and the significant costs associated therewith.

The voluntary delisting and transition trading on OTC will not affect shareholders’ ownership interests or rights. Shareholders are not required to take any action in connection with the delisting. The Company plans to continue to file periodic reports with the SEC while its securities quoted on OTC.

A copy of the press release announcing the Company’s voluntary delisting from Nasdaq and a copy of the press release announcing the effective date of Nasdaq delisting and commencement of OTC trading are filed as Exhibits 99.1 and 99.2, respectively.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements regarding the Company’s financial outlook, the strategic alternatives considered by our Board of Directors, including the decisions taken thereto and alternatives for the use of the cash or cash equivalents, and other quotes of management. In some cases, forward-looking statements can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “foresees,” “forecasts,” “guidance,” “intends” “goals,” “may,” “might,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “targets,” “will,” “would” or similar expressions and the negatives of those terms. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Important factors, risks and uncertainties that could cause actual results to differ materially from those forward-looking statements include but are not limited to the expected timing and process for delisting the Company’s ordinary shares, units, warrants, and rights from Nasdaq and listing on the OTC Markets. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Further information on these and additional risks that could affect the Company’s results is included in its filings with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2024, the Quarterly Report on Form 10-Q for the period ended March 31, 2025, the Quarterly Report on Form 10-Q for the period ended June 30, 2025, the Quarterly Report on Form 10-Q for the period ended June 30, 2025 and other reports that the Company files with the SEC from time to time, which could cause actual results to vary from expectations. Any forward-looking statement made by the Company in this Current Report on Form 8-K speaks only as of the day on which the Company makes it. The Company assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this report.

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Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 3, 2025
99.2	Press Release dated December 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horizon Space Acquisition I Corp.

Date: December 11, 2025	By:	/s/ Mingyu (Michael) Li
	Name:	Mingyu (Michael) Li
	Title:	Chief Executive Officer

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